UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K



                            CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported):  April 28, 2003




                           CoolSavings, Inc.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




    Delaware                 000-30199                36-4462895
---------------             -------------          -----------------
(State or other             (Commission            (IRS Employer
jurisdiction of             File Number)           Identification No.)
incorporation or
organization)




        360 North Michigan Ave., 19th Floor, Chicago, IL 60601
        ------------------------------------------------------
         (Address of principal executive offices and zip code)




  Registrant's telephone number, including area code:  (312) 224-5000



















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


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

     (c)   EXHIBITS.

           The following Exhibit is being furnished herewith:

           99.1  Registrant's Press Release, dated April 28, 2003



ITEM 9.  REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS
         ITEM 9 IS FURNISHED UNDER ITEM 12).

     In accordance with Securities Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under
Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On April 28, 2003, the Registrant announced its results of operations and financial position as of and for the three month period ended March 31, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.










































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


                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COOLSAVINGS, INC.


                                  By:  /s/ David B. Arney
                                       ------------------------
                                       David B. Arney
                                       Chief Financial Officer





Dated:  May 2, 2003

















































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


                             EXHIBIT INDEX





Exhibit                                                       Page
No.        Item                                               Number
-------    ----                                               ------

99.1       Registrant's Press Release dated
           April 28, 2003                                     5-8


























































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